Fee Income (Details) - USD ($) $ in Thousands	3 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2021	Dec. 31, 2022	Dec. 31, 2020
Other Income and Expenses [Abstract]
Loan servicing fees, net	$ 13,494	$ 43,639	$ 45,965	$ 20,063
Loan origination fees	1,206	14,100	18,476	7,848
Change in fair value of MSR	20,739	(18,400)	14,348	4,562
Other fee income	1,108	2,347	3,026	57
Total fee income	$ 36,547	$ 41,686	$ 81,815	$ 32,530